Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Erwin F. Leichtle, President and Chief Executive Officer of interWAVE Communications International, Ltd. (the “Company”) hereby certify that to the best of my knowledge:

(1)                                  The Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the period ended June 30, 2004, and to which this certification is attached as Exhibit 32.1 (the “Periodic Report Amendment”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Periodic Report Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2004
/s/ ERWIN F. LEICHTLE
Erwin F. Leichtle President and Chief Executive Officer